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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Research Engineers, Inc.


We consent to the use of our reports incorporated herein by reference.


                           /s/ KPMG PEAT MARWICK LLP


Orange County, California
June 4, 1997

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